UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 1, 2022
Date of Report (Date of earliest event reported) ____________________________
Aramark
(Exact name of Registrant as Specified in its Charter) ____________________________
Delaware		001-36223	20-8236097
(State or other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
2400 Market Street			19103
Philadelphia,	Pennsylvania
(Address of Principal Executive Offices)			(Zip Code)

(215)	238-3000
(Registrant's Telephone Number, Including Area Code)
N/A (Former name or former address, if changed since last report.)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock,	par value $0.01 per share	ARMK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
Aramark (the “Company”) held its 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) on February 1, 2022. At the meeting shareholders voted on the matters disclosed in the Company’s definitive proxy statement for the 2022 Annual Meeting filed on December 23, 2021 (the "Proxy Statement"). Set forth below are the final voting results with respect to each matter voted upon by the Company’s shareholders:
1.Election of each of the following 12 director nominees to the Company’s Board to serve until the Company’s 2023 Annual Meeting or until his or her respective successor has been duly elected and qualified:

Nominees for Director	For	Against	Abstentions	Broker Non-Votes
Susan M. Cameron	194,853,710	2,704,673	5,369	9,373,081
Greg Creed	196,485,872	1,036,446	41,434	9,373,081
Richard W. Dreiling	189,800,712	7,754,198	8,842	9,373,081
Daniel J. Heinrich	197,296,021	259,388	8,343	9,373,081
Bridgette P. Heller	196,088,884	1,414,761	60,107	9,373,081
Paul C. Hilal	195,423,989	2,131,843	7,920	9,373,081
Kenneth M. Keverian	197,218,780	271,616	73,356	9,373,081
Karen M. King	197,261,845	296,083	5,824	9,373,081
Patricia E. Lopez	197,260,622	242,535	60,595	9,373,081
Stephen I. Sadove	188,582,082	8,963,664	18,006	9,373,081
Arthur B. Winkleblack	197,073,365	481,493	8,894	9,373,081
John J. Zillmer	194,449,571	3,109,879	4,302	9,373,081

2.Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2022:

For	Against	Abstentions	Broker Non-Votes
206,035,005	805,827	96,001	0

3.Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement:

For	Against	Abstentions	Broker Non-Votes
190,035,668	7,465,460	62,624	9,373,081

Item 9.01.     Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

104	Cover Page Interactive Date File (embedded within the Inline XRBL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

Date:	February 3, 2022	By:	/s/ LAUREN A. HARRINGTON
		Name:	LAUREN A. HARRINGTON
		Title:	Senior Vice President and
General Counsel